UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21129
                                                     ---------

   FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                        Flaherty & Crumrine Incorporated
                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
           -----------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300
                                                            ------------

                      Date of fiscal year end: NOVEMBER 30
                                               -----------

                     Date of reporting period: MAY 31, 2008
                                               ------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND

To the Shareholders of the Flaherty & Crumrine/Claymore Preferred Securities Income Fund:

      The table below presents investment performance of the Fund through May 31, 2008. The market for preferred securities remains turbulent, as weakness in the U.S. economy and fallout from the dramatic decline of the housing market continue to put downward pressure on the portfolio. Over long periods of time, the relationship between preferred security prices and prices of various other types of fixed income instruments can swing dramatically. As of this writing, preferred prices are as low relative to other markets as any time in memory. We can't be certain when this trend will reverse, but there is little doubt that eventually it will -- whenever an asset class gets too cheap, buyers always emerge. This pattern of weakness and recovery is familiar, and while the recent period of weakness has been long and dramatic, we believe financial companies are taking the tough steps necessary to restore confidence and create a healthy recovery.

                       TOTAL RETURN ON NET ASSET VALUE (1)
                         FOR PERIODS ENDED MAY 31, 2008

                                                                                                     AVERAGE ANNUALIZED
                                                                       ACTUAL RETURNS                     RETURNS
                                                               ----------------------------      -----------------------------
                                                               THREE        SIX       ONE        THREE      FIVE      LIFE OF
                                                               MONTHS     MONTHS     YEAR        YEARS      YEARS     FUND (2)
                                                               ------     ------    -------      ------     -----     -------
Flaherty & Crumrine/Claymore
Preferred Securities Income Fund ...........................    -7.0%      -8.3%     -18.8%      -4.0%        0.2%      2.0%
Lipper Domestic Investment Grade Funds (3) ..................   -0.4%      -0.6%       1.2%       3.7%        4.2%      5.1%

----------
(1) Based on monthly data provided by Lipper Inc. in each calendar month during the relevant period. Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice, which differs from the methodology used elsewhere in this report.

(2)   Since inception on January 29, 2003.

(3) Reflects the equally-weighted average performance returns of all closed-end funds in Lipper's Domestic Investment-Grade funds category in each month during the period. The category currently includes closed-end funds in the U.S. Mortgage and Corporate Debt BBB Rated sub-categories and has included other sub-categories in prior periods. Although the investment strategies used by the Fund differ significantly from the strategies used by these other fixed-income funds, the Fund seeks to accomplish a similar objective.

      As a general observation, the Fund is performing much like broader U.S. markets -- while the investment performance has been negative for the entire portfolio, the worst performing positions are concentrated in the financial sector, which comprised 66% of the portfolio as of May 31, 2008.

      It became apparent some time ago that most financial companies (banks, brokers, insurance companies and the housing agencies) would be hurt by the subprime mortgage crisis. The Fund had no direct exposure to subprime mortgages, and avoided companies that aggressively participated in the mortgage market and made huge (implicit or explicit) bets that housing prices would continue to rise. However, collateral damage from the subprime implosion has been widespread and touched almost every financial company in the portfolio. In our opinion, every credit currently in the Fund is a viable going concern. But several are facing tremendous challenges, fixing problems of their own doing as well as dealing with circumstances beyond their control.

      It has become commonplace now for these companies to write-down the value of assets on their balance sheets, and when these write-downs become large enough, to raise new capital. Often the new capital comes from selling preferred securities. Financial companies have issued over $100 billion of preferred securities since the beginning of the Fund's fiscal year, typically with dividend or interest rates above those available in existing markets (for perspective, these new issues have increased the size of the preferred market by nearly one-third). This is a staggering amount of new supply to come in a relatively short period of time, and as a result the prices of most preferred issues have fallen.

      Recently, several financial companies have sold common stock rather than preferred securities to replace capital depleted by write-downs. This is certainly a positive trend -- common stock is the cushion below preferred, so the more common stock the better. Although companies generally don't like to sell common stock (management usually thinks the market undervalues their shares), more and more are biting the bullet. Credits held by the Fund that have issued common stock include Merrill Lynch, Lehman Brothers and Citicorp. We believe the steps taken by these and other financial companies currently in the portfolio will enable them to successfully weather the current credit storm.

      Someone unfamiliar with FFC may wonder why we own any financial positions. Please remember that by our offering prospectus, at least 80% of the Fund's investments must be in preferred securities. And, since roughly 85% of the preferred securities universe is comprised of financial issuers, owning only preferred securities of non-financial issuers is not a viable option. With its mandate to invest at least 25% of assets in utilities, the Fund does own a disproportionately large percentage of non-financials, but it would not be possible to avoid financials and still maintain a diversified portfolio of quality holdings.

      In fact, even non-financial investments have been impacted by the weakness in financials. The higher yields now available on financial issues have induced some investors to sell holdings in non-financial credits. So, while on the whole non-financial preferred securities have out-performed those of financial issuers, their returns still have been disappointing.

      The Fund's interest-rate hedges did little to offset the drop in prices of the preferred positions. Prices of long-term U.S. Treasury bonds were generally flat during the period, and as a result the impact of the hedge was neutral. (As a reminder, the hedge is designed to protect against substantial increases in yields on long-term Treasury bonds or similar investments. The hedging strategy typically will not provide protection against the scenario in which preferred securities dramatically underperform Treasury bonds.)

      The Fund's strategy of employing leverage produced mixed results during the first half of the year. The leverage did enhance income earned by the Fund, enabling us to meet the objective of high current income for shareholders. On the flip side, leverage magnified the drop in value of the investment portfolio. These subjects are addressed in greater detail in the section that follows.

      There is also important news regarding the refinancing of leverage -- during the past quarter the Fund arranged for new borrowing to replace approximately 70% of the outstanding shares of Auction Market Preferred Stock. Since the breakdown of the entire auction market earlier this year, we've been looking for alternative sources of funds. The new financing, detailed in the following section, should prove advantageous to the Fund.

      We saved the best news for last -- the combination of higher yields available on the Fund's investment portfolio and the new leverage put in place during the last quarter has enabled the Fund to increase the monthly dividend by 6.4%. Beginning in July the monthly dividend will be $0.141 per share, up from the previous rate of $0.1325.

      As always, we encourage readers to learn more about the Fund by reading the discussion topics which follow and visiting the Fund's website at www.fcclaymore.com.

      Sincerely,

      /s/ Donald F. Crumrine                  /s/ Robert M. Ettinger
      ----------------------                  ----------------------
      Donald F. Crumrine                      Robert M. Ettinger
      Chairman of the Board                   President

      July 21, 2008

                                DISCUSSION TOPICS

MARKET TOTAL RETURN

      An investor's actual total return is comprised of monthly dividend payments plus changes in the Fund's market price. For the six months ended May 31, 2008, the total return on market value for the Fund's common shares was -2.6%. During the three months ended May 31 alone, total return on market value was -0.5%.

      We've often said that in a perfect world market prices would closely track net asset values; however, as seen in the chart below, in the real world deviations can be large. Over recent months, shareholders saw some significant volatility in the relationship between net asset value and market price.

      FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND (FFC)
          PREMIUM/DISCOUNT OF MARKET PRICE TO NAV THROUGH JUNE 30, 2008

                                     [LINE CHART]


     DATE                            PREM/DISC
--------------                -----------------------
12/31/02
1/31/03                                        0.0516
2/7/03                           0.0516
2/14/03                                        0.0535
2/21/03                                        0.0512
2/28/03                                        0.0447
3/7/03                           0.0417
3/14/03                                        0.0463
3/21/03                                        0.0523
3/28/03                                          0.05
4/4/03                           0.0545
4/11/03                                        0.0517
4/18/03                                        0.0409
4/25/03                                        0.0285
5/2/03                           0.0264
5/9/03                           0.0101
5/16/03                                       -0.0158
5/23/03                                       -0.0427
5/30/03                                       -0.0232
6/6/03                          -0.0245
6/13/03                                       -0.0412
6/20/03                                       -0.0136
6/27/03                                       -0.0051
7/4/03                           0.0027
7/11/03                                        0.0012
7/18/03                                        0.0016
7/25/03                                        -0.002
8/1/03                           -0.004
8/8/03                           0.0073
8/15/03                                        -0.004
8/22/03                                        -0.004
8/29/03                                       -0.0028
9/5/03                           -0.002
9/12/03                                       -0.0079
9/19/03                                       -0.0207
9/26/03                                       -0.0228
10/3/03                                       -0.0109
10/10/03                                       0.0047
10/17/03                                       0.0117
10/24/03                                       0.0121
10/31/03                                       0.0105
11/7/03                                        0.0431
11/14/03                                       0.0226
11/21/03                                         0.01
11/28/03                                       0.0357
12/5/03                                        0.0254
12/12/03                                       0.0712
12/19/03                                       0.0623
12/26/03                                       0.0678
1/2/04                           0.0732
1/9/04                            0.053
1/16/04                                        0.0514
1/23/04                                        0.0512
1/30/04                                        0.0463
2/6/04                            0.058
2/13/04                                        0.0564
2/20/04                                        0.0611
2/27/04                                         0.057
3/5/04                           0.0499
3/12/04                                        0.0541
3/19/04                                        0.0636
3/26/04                                         0.084
4/2/04                           0.0756
4/9/04                           0.0547
4/16/04                                        0.0385
4/23/04                                       -0.0037
4/30/04                                       -0.0016
5/7/04                          -0.0084
5/14/04                                        0.0241
5/21/04                                        0.0038
5/28/04                                        0.0204
6/4/04                           0.0167
6/11/04                                        0.0209
6/18/04                                        0.0155
6/25/04                                         0.003
7/2/04                           0.0143
7/9/04                           0.0189
7/16/04                                        0.0245
7/23/04                                        0.0189
7/30/04                                        0.0339
8/6/04                           0.0333
8/13/04                                         0.036
8/20/04                                        0.0366
8/27/04                                        0.0456
9/3/04                           0.0465
9/10/04                                        0.0432
9/17/04                                        0.0346
9/24/04                                        0.0252
10/1/04                                        0.0415
10/8/04                                        0.0494
10/15/04                                       0.0517
10/22/04                                       0.0472
10/29/04                                       0.0607
11/5/04                                         0.044
11/12/04                                       0.0562
11/19/04                                       0.0642
11/26/04                                       0.0632
12/3/04                                        0.0379
12/10/04                                       0.0322
12/17/04                                       0.0322
12/24/04                                       0.0553
12/31/04                                       0.0691
1/7/05                           0.0632
1/14/05                                        0.0426
1/21/05                                        0.0422
1/28/05                                         0.036
2/4/05                           0.0524
2/11/05                                        0.0343
2/18/05                                        0.0344
2/25/05                                        0.0363
3/4/05                           0.0347
3/11/05                                         0.002
3/18/05                                       -0.0413
3/25/05                                       -0.0514
4/1/05                          -0.0742
4/8/05                           -0.089
4/15/05                                       -0.0775
4/22/05                                        -0.061
4/29/05                                       -0.0475
5/6/05                          -0.0283
5/13/05                                        -0.058
5/20/05                                       -0.0523
5/27/05                                       -0.0455
6/3/05                          -0.0371
6/10/05                                       -0.0238
6/17/05                                       -0.0272
6/24/05                                       -0.0343
7/1/05                          -0.0344
7/8/05                          -0.0155
7/15/05                                       -0.0285
7/22/05                                       -0.0206
7/29/05                                        0.0008
8/5/05                          -0.0156
8/12/05                                       -0.0076
8/19/05                                       -0.0181
8/26/05                                        -0.019
9/2/05                          -0.0122
9/9/05                          -0.0008
9/16/05                                       -0.0132
9/23/05                                       -0.0272
9/30/05                                       -0.0703
10/7/05                                       -0.0808
10/14/05                                      -0.0984
10/21/05                                      -0.0776
10/28/05                                      -0.0815
11/4/05                                       -0.0861
11/11/05                                      -0.0861
11/18/05                                      -0.1203
11/25/05                                      -0.1106
12/2/05                                       -0.1113
12/9/05                                       -0.1325
12/16/05                                      -0.1641
12/23/05                                      -0.1467
12/30/05                                      -0.1543
1/6/06                          -0.0989
1/13/06                                       -0.0965
1/20/06                                        -0.076
1/27/06                                       -0.0751
2/3/06                           -0.083
2/10/06                                        -0.068
2/17/06                                         -0.06
2/24/06                                       -0.0687
3/3/06                          -0.0751
3/10/06                                       -0.1315
3/17/06                                       -0.1183
3/24/06                                       -0.1078
3/31/06                                       -0.1258
4/7/06                          -0.1264
4/14/06                                       -0.1499
4/21/06                                       -0.1301
4/28/06                                       -0.1155
5/5/06                          -0.1271
5/12/06                                       -0.1249
5/19/06                                       -0.1309
5/26/06                                       -0.1219
6/2/06                          -0.1114
6/9/06                          -0.1187
6/16/06                                       -0.1109
6/23/06                                       -0.1091
6/30/06                                       -0.1144
7/7/06                          -0.1288
7/14/06                                       -0.1201
7/21/06                                       -0.1218
7/28/06                                       -0.1032
8/4/06                           -0.104
8/11/06                                       -0.0886
8/18/06                                       -0.0874
8/25/06                                       -0.0899
9/1/06                          -0.0821
9/8/06                          -0.0943
9/15/06                                       -0.0897
9/22/06                                       -0.1064
9/29/06                                       -0.0966
10/6/06                                       -0.0912
10/13/06                                      -0.0814
10/20/06                                      -0.0707
10/27/06                                      -0.0735
11/3/06                                       -0.0926
11/10/06                                      -0.0848
11/17/06                                      -0.0734
11/24/06                                      -0.0705
12/1/06                                       -0.0652
12/8/06                                       -0.0587
12/15/06                                      -0.0528
12/22/06                                      -0.0621
12/29/06                                      -0.0752
1/5/07                           -0.067
1/12/07                                       -0.0574
1/19/07                                        -0.065
1/26/07                                       -0.0561
2/2/07                            -0.06
2/9/07                          -0.0561
2/16/07                                        -0.072
2/23/07                                       -0.0656
3/2/07                          -0.0639
3/9/07                          -0.0617
3/16/07                                        -0.063
3/23/07                                       -0.0291
3/30/07                                       -0.0283
4/5/07                          -0.0192
4/13/07                                       -0.0376
4/20/07                                       -0.0414
4/27/07                                        -0.031
5/4/07                          -0.0434
5/11/07                                       -0.0443
5/18/07                                       -0.0315
5/25/07                                       -0.0571
6/1/07                          -0.0426
6/8/07                          -0.0655
6/15/07                                       -0.0645
6/22/07                                       -0.0969
6/29/07                                       -0.0794
7/6/07                          -0.0757
7/13/07                                       -0.0761
7/20/07                                       -0.0986
7/27/07                                       -0.0922
8/3/07                          -0.1027
8/10/07                                        -0.105
8/17/07                                       -0.1382
8/24/07                                       -0.1163
8/31/07                                       -0.1092
9/7/07                          -0.1101
9/14/07                                       -0.0877
9/21/07                                       -0.1074
9/28/07                                       -0.1316
10/5/07                                       -0.1218
10/12/07                                      -0.1342
10/19/07                                       -0.146
10/26/07                                      -0.1282
11/2/07                                       -0.1437
11/9/07                                       -0.1489
11/16/07                                      -0.1519
11/23/07                                      -0.1545
11/30/07                                      -0.1094
12/7/07                                       -0.1016
12/14/07                                      -0.1227
12/21/07                                      -0.1264
12/28/07                                      -0.1264
1/4/08                          -0.1153
1/11/08                                       -0.0829
1/18/08                                       -0.0825
1/25/08                                        -0.064
2/1/08                          -0.0702
2/8/08                          -0.0571
2/15/08                                        -0.088
2/22/08                                       -0.1033
2/29/08                                       -0.1182
3/7/08                          -0.0861
3/14/08                                       -0.0959
3/20/08                                       -0.1049
3/28/08                                       -0.1105
4/4/08                          -0.1136
4/11/08                                       -0.1201
4/18/08                                       -0.0992
4/25/08                                       -0.0768
5/2/08                          -0.0875
5/9/08                          -0.0885
5/16/08                                       -0.0789
5/23/08                                       -0.0803
5/30/08                                        -0.058
6/6/08                           -0.081
6/13/08                                       -0.0592
6/20/08                                       -0.0982
6/27/08                                       -0.1055
6/30/08                                       -0.1104


THE FUND'S PREFERRED SECURITIES PORTFOLIO AND COMPONENTS OF TOTAL RETURN ON NAV

      The table below reflects the performance of each investment category used by the Fund to achieve its objective, namely: (a) investing in a portfolio of securities; (b) hedging that portfolio of securities against significant increases in long-term U.S. Treasury interest rates; and (c) using leverage to enhance returns to common stock shareholders. The table then adjusts for the impact of the Fund's expenses to arrive at a total return on NAV (which factors in all of these items).

                     COMPONENTS OF FFC'S TOTAL RETURN ON NAV
                       FOR SIX MONTHS ENDED MAY 31, 2008

Total Return on Unleveraged Securities Portfolio (including principal and income) ..........  (3.62)%
Return from Interest Rate Hedging Strategy .................................................   0.01%
Impact of Leverage .........................................................................  (3.97)%
Expenses (Excludes interest expense) .......................................................  (0.68)%
                                                                                              -----
   Total Return on NAV .....................................................................  (8.26)%
                                                                                              -----

      While the Fund's strategy of using leverage continues to provide Common Stock shareholders with additional income, this strategy does amplify changes in principal - both positively and negatively. Consequently, for the six months ended May 31, 2008, leverage, in effect, doubled the losses suffered in the portfolio.

STRUCTURE OF PREFERRED SECURITIES MARKET

      As indicated in the shareholder letter, the preferred securities market is dominated by financial issuers such as banks, insurance companies and broker-dealers. The following chart illustrates the various types of issuers of preferred securities using market information maintained by the Fund's adviser, Flaherty & Crumrine Incorporated.

                PREFERRED MARKET INDUSTRY BREAKDOWN AS PERCENTAGE
                       OF TOTAL $436 BILLION OUTSTANDING 7/1/2008

[PIE CHART]

Bank                             51
Finance                          15
Insurance                        12
Utility                           4
REIT                              5
Energy                            1
Communications                    2
U.S. Government Agency            7
Miscellaneous                     3

REFINANCING OF FUND'S LEVERAGE

      Historically, the Fund has leveraged the returns to common stock shareholders through the issuance of Auction Market Preferred Stock ("AMPS"). AMPS pay dividends that are reset periodically through a Dutch auction process. In the past, rates paid on AMPS correlated well with short-term commercial paper benchmarks, and have been well below what the Fund earned on its investments. This positive "spread" between the Fund's income from investments and the cost of the AMPS is passed on to common stock shareholders as additional income.

      The AMPS issued by the Fund are highly rated by the rating agencies: Aaa by Moody's and AAA by Fitch. In order to maintain these ratings, the Fund maintains sufficient asset coverage relative to the AMPS and any other liabilities of the Fund at all times. Further, under the Investment Company Act of 1940 (the "1940 Act"), the market value of the assets of the Fund must exceed the amount of AMPS outstanding by at least two times.

      In February, the entire auction-rate securities market collapsed, as there were not sufficient buyers to reach a clearing level in the auctions. Under the terms of the AMPS, the Fund must pay dividends according to a maximum rate formula if the auction does not find a clearing level. Maximum rates on the AMPS are high relative to the short-term benchmarks to which they are often compared. However, they are currently lower than the rates paid by the Fund in late 2007, primarily due to the easing of monetary policy by the Federal Reserve that led all short-term interest rates lower.

      While the Fund was not obligated to redeem the AMPS under their terms and could continue to pay maximum rates, continuous failed auctions over a long period of time may not be in the best interest of the Fund or either the holders of the AMPS or the common stock of the Fund.

      With this in mind, the Board of Directors and Fund management began evaluating refinancing options. After reviewing a variety of alternatives, the Fund secured committed financing to redeem approximately 70%, or $377 million, of its outstanding AMPS. This redemption was completed in early June.

      Unfortunately, the combination of financing availability, asset coverage and rating agency considerations only allowed a partial redemption of the Fund's auction-rate securities. The Fund continues to evaluate liquidity solutions that could enable it to redeem additional outstanding AMPS consistent with the interests of all Fund shareholders. However, it is not certain when, or if, liquidity solutions will be available to redeem the remaining AMPS.

      Nonetheless, the refinancing of approximately 70% of the Fund's AMPS did have a meaningful impact on common stock shareholders. Because the Fund was able to refinance at much more favorable terms than the maximum rates on the AMPS, it has belatedly captured the benefits of the overall lower short-term interest rates. With lower costs of leverage, the Fund prospectively has additional income available to common stock shareholders. Consequently, it has raised its common stock dividend by approximately 6.4%, beginning with the July payment.

      Additional information about the AMPS redemption and the terms of the Fund's committed financing agreement are available in Notes 6 and 7 to the Financial Statements in this Report.

RISKS OF THE FUND'S USE OF BORROWING FOR LEVERAGE

      The use of leverage can be beneficial on a longer term basis depending on a number of variables and market conditions. The following describes risks associated with leveraging the common stock through the use of a combination of AMPS and borrowing, which do not materially differ from the risks the Fund previously faced through leveraging using only AMPS.

      Because the investment risk associated with assets purchased with borrowed money is borne solely by the Fund's common stock shareholders, resulting in greater risk to these shareholders. Leverage creates risks for the Fund's common stock shareholders, including the likelihood of greater volatility of the Fund's net asset value and the market price of its shares, and the risk that fluctuations in interest rates on borrowings or in the dividend rates on any outstanding AMPS may affect the return to common stock shareholders. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the net income of the Fund would be less than if leverage had not been used, and therefore the amount available for distribution to common stock shareholders as dividends would be reduced. In such an event, the Fund might nevertheless maintain its leveraged position to avoid capital losses on securities purchased with the leverage that would need to be sold to generate cash used to reduce the leverage. Further, all expenses associated with borrowing, such as interest expenses and transaction costs, are borne solely by the Fund's common stock shareholders.

      Similarly, if the asset coverage for borrowing declines below the limits specified in the 1940 Act, in the terms of the AMPS or, the financing arrangement, the Fund may be forced to sell a portion of its investments when it may not be advantageous to do so. In the extreme, sales of investments required to meet asset coverage tests imposed by the Investment Company Act could also cause a Fund to lose its status as a regulated investment company under the Internal Revenue Code. If a Fund were unable to make adequate distributions to shareholders because of asset coverage or other restrictions, it could fail to qualify as a regulated investment company for federal income tax purposes and, even if it did not fail to so qualify, it could become liable for income and excise tax on the portion of its earnings which are not distributed on a timely basis in accordance with applicable provisions of the Internal Revenue Code.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OVERVIEW
MAY 31, 2008 (UNAUDITED)

FUND STATISTICS ON 5/31/08
--------------------------
Net Asset Value                   $      16.91
Market Price                      $      15.93
Discount                                  5.80%
Yield on Market Price                     9.98%
Common Stock Shares Outstanding     42,601,719

[PIE CHART]

INDUSTRY CATEGORIES         % OF PORTFOLIO
-------------------         --------------
Banking                          38
Utilities                        26
Insurance                        19
Financial Services                8
Oil and Gas                       4
REITs                             3
Other                             2

MOODY'S RATINGS            % OF PORTFOLIO
---------------            --------------
AAA                             0.2%
AA                              5.6%
A                              24.5%
BBB                            50.5%
BB                             15.5%
Below "BB"                      0.5%
Not Rated                       3.2%
                           --------
Below Investment Grade*        12.9%

----------
*     BELOW INVESTMENT GRADE BY BOTH MOODY'S AND S&P.

TOP 10 HOLDINGS BY ISSUER        % OF PORTFOLIO
-------------------------        --------------
Midamerican Energy                    4.8%
Banco Santander                       4.7%
Wachovia Corp                         4.3%
Liberty Mutual Group                  3.8%
ACE Ltd                               3.3%
Dominion Resources                    2.8%
PNC Financial Services                2.6%
Citigroup                             2.4%
Wisconsin Energy                      2.3%
HBOS Plc                              2.3%

                                                                                             % OF PORTFOLIO**
                                                                                             ----------------
Holdings Generating Qualified Dividend Income (QDI) for Individuals                                 33%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)            20%

----------
** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                        PORTFOLIO OF INVESTMENTS
                                                        MAY 31, 2008 (UNAUDITED)

SHARES/$ PAR                                                                                 VALUE
------------                                                                         ----------------------
PREFERRED SECURITIES -- 91.0%
                BANKING -- 37.8%

$  19,000,000   Astoria Capital Trust I, 9.75% 11/01/29, Series B ..........         $  19,885,400 (1)
                Banco Santander:
    1,644,000    6.50% Pfd. ................................................            35,037,750** (1)(2)
    1,044,500    6.80% Pfd. ................................................            23,892,938** (1)(2)
      550,000   Bank of America Corporation, 8.20% Pfd., Series H ..........            13,695,000* (1)
      117,400   Barclays Bank PLC, 8.125% Pfd., Series 5 ...................             2,954,958** (1)(2)
$  35,000,000   Capital One Capital III, 7.686% 08/15/36 ...................            29,162,000 (1)
$  35,100,000   CBG Florida REIT Corporation, 7.114%, 144A**** .............            14,415,570
       38,000   Citigroup Capital VIII, 6.95% Pfd. 09/15/31 ................               878,750 (1)
                Citigroup, Inc.:
      820,950    8.125% Pfd., Series AA ....................................            20,215,894* (1)
      345,000    8.50% Pfd., Series F ......................................             8,590,500* (1)
      112,000   Citizens Funding Trust I, 7.50% Pfd. 09/15/66 ..............             1,828,120 (1)
      105,000   Cobank, ACB, 7.00% Pfd., 144A**** ..........................             4,630,500* (1)
$  27,416,000   Comerica Capital Trust II, 6.576% 02/20/37 .................            18,832,050 (1)
       28,800   FBOP Corporation, Adj. Rate Pfd., 144A**** .................            22,032,000*
$   2,635,000   First Midwest Capital Trust I, 6.95% 12/01/33, Series B ....             2,109,317 (1)
$   1,950,000   First Tennessee Capital I, 8.07% 01/06/27, Series A ........             1,575,795 (1)
            6   FT Real Estate Securities Company, 9.50% Pfd., 144A**** ....             6,138,795
$  38,000,000   HBOS PLC, 6.657%, 144A**** .................................            29,556,400** (1)(2)
        6,600   HSBC Series II, Variable Inverse Pfd., Pvt. ................             2,752,200*
$  18,290,000   JPMorgan Chase & Co., 7.90%, Series I ......................            18,035,769* (1)
       23,800   Keycorp Capital V, 5.875% Pfd., Series A ...................               419,178 (1)
      617,000   Keycorp Capital IX, 6.75% Pfd. 12/15/66 ....................            12,427,923 (1)
       10,600   Keycorp Capital X, 8.00% Pfd. ..............................               238,818 (1)
       79,565   National City Capital Trust II, 6.625% Pfd. 11/15/36 .......             1,243,004 (1)
      164,520   National City Corporation, 9.875% Pfd. .....................             3,709,926* (1)
$  14,150,000   National City Preferred Capital Trust I, 12.00% ............            14,498,090 (1)
      295,000   PFGI Capital Corporation, 7.75% Pfd. .......................             5,661,050 (1)
$  15,425,000   PNC Financial Services, 8.25%, Series K ....................            15,332,450*
$  17,125,000   PNC Preferred Funding Trust III, 8.70%, 144A**** ...........            17,148,975 (1)
$   5,000,000   Regions Financing Trust II, 6.625% 05/15/47 ................             3,586,000 (1)
                Roslyn Real Estate:
           40    8.95% Pfd., Series C, 144A**** ............................             3,757,971
          135    Adj. Rate Pfd., Series D, 144A**** ........................            12,386,250
       63,700   Sovereign Bancorp, 7.30% Pfd., Series C ....................             1,289,925* (1)
      248,100   Sovereign Capital Trust V, 7.75% Pfd. 05/22/36 .............             5,374,466

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2008 (UNAUDITED)

SHARES/$ PAR                                                                                     VALUE
------------                                                                                ----------------
PREFERRED SECURITIES -- (CONTINUED)
                 BANKING -- (CONTINUED)

$  18,435,000    Sovereign Capital Trust VI, 7.908% 06/13/36 .........................      $  15,044,803 (1)
      152,000    U.S. Bancorp, 7.875% Pfd., Series D .................................          3,921,600* (1)
                 U.S. Bancorp, Auction Pass-Through Trust, Cl. B:
           65      Series 2006-5, Variable Rate Pfd., 144A**** .......................                  1*+
           65      Series 2006-6, Variable Rate Pfd., 144A**** .......................                  1*+
           60    Union Planters Preferred Funding, 7.75% Pfd., Series 144A**** .......          5,458,580
       18,800    VNB Capital Trust I, 7.75% Pfd. .....................................            467,791 (1)
                 Wachovia Corporation:
$   6,400,000      7.98% .............................................................          6,178,560* (1)
      258,300      8.00% Pfd., Series J ..............................................          6,403,257* (1)
    1,753,100    Wachovia Preferred Funding, 7.25% Pfd., Series A ....................         41,197,850 (1)
                 Washington Mutual:
$   5,100,000      Preferred Funding IV, 9.75%, 144A**** .............................          4,433,940
$  10,050,000      Preferred Funding, 6.534%, 144A**** ...............................          5,857,140
$  11,067,000    Webster Capital Trust IV, 7.65% 06/15/37 ............................          7,451,411 (1)
$   7,500,000    Wells Fargo Capital XIII, 7.70% .....................................          7,516,500 (1)
                                                                                            -------------
                                                                                              477,225,166
                                                                                            -------------
                 FINANCIAL SERVICES -- 7.3%
                 CIT Group, Inc.:
       30,000      5.189% Pfd., Series B .............................................          1,518,750* (1)
$  13,000,000      6.10% 03/15/67 ....................................................          7,022,600 (1)
      413,712      6.35% Pfd., Series A ..............................................          5,668,889* (1)
      729,995    Countrywide Capital IV, 6.75% Pfd. . ................................         13,572,432
       46,305    Countrywide Capital V, 7.00% Pfd. 11/01/36 ..........................            839,278
       30,000    First Republic Bank, 7.25% Pfd. .....................................            624,375 (1)
        7,850    First Republic Preferred Capital Corporation, 10.50% Pfd., 144A**** .          8,561,916 (1)
                 Goldman Sachs:
      157,450      Cabco Trust Capital I, Adj. Rate Pfd. 02/15/34 ....................          2,819,347 (1)
        3,600      STRIPES Custodial Receipts, Pvt. ..................................          1,378,800*
$   7,000,000    Gulf Stream-Compass 2005 Composite Notes, 144A**** ..................          5,735,380
                 Lehman Brothers Holdings, Inc.:
       34,000      5.67% Pfd., Series D ..............................................          1,173,000* (1)
      471,500      7.95% Pfd. ........................................................         10,844,500* (1)

    The accompanying notes are an integral part of the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2008 (UNAUDITED)

SHARES/$ PAR                                                                                 VALUE
------------                                                                            -------------
PREFERRED SECURITIES -- (CONTINUED)
                FINANCIAL SERVICES -- (CONTINUED)

                Merrill Lynch:
     400,000     6.25% Pfd ...........................................................  $    8,176,000* (1)
     100,000     8.625% Pfd., Series 8 ...............................................       2,488,000* (1)
     143,920     Adj. Rate Pfd., Series G ............................................       2,203,775* (1)
     172,000     Adj. Rate Pfd., Series 5 ............................................       2,746,634* (1)
      76,000     Fixed Income Pass-Through 2007-A, Cl. B, Adj. Rate Pfd., 144A**** ...             760*+
       4,000     Series II STRIPES Custodial Receipts, Pvt. ..........................              40*+
      36,800    Morgan Stanley Capital Trust III, 6.25% Pfd. .........................         782,000 (1)
$ 10,000,000    RACERS(R) Series 2005 AMMC V Trust, 144A**** .........................       6,290,388
                SLM Corporation:
     160,000     6.97% Pfd., Series A ................................................       6,580,800* (1)
      48,500     Adj. Rate Pfd., Series B ............................................       2,803,906* (1)
                                                                                        --------------
                                                                                            91,831,570
                                                                                        --------------

                INSURANCE -- 17.4%

   1,663,580    ACE Ltd., 7.80% Pfd., Series C .......................................      41,745,544** (2)
$  7,000,000    AMBAC Financial Group, Inc., 6.15% 02/15/37 ..........................       2,299,500
                AON:
$ 25,650,000     Capital Trust A, 8.205% 01/01/27 ....................................      24,600,915 (1)
     101,900     Corts-Capital, 8.205% Pfd. ..........................................       2,607,876 (1)
      94,900     Saturns-2003-3, 8.00% Pfd., Series AON Corp. ........................       2,339,883 (1)
                Arch Capital Group Ltd.:
     167,650     7.875% Pfd., Series B ...............................................       4,144,107** (1)(2)
      94,321     8.00% Pfd., Series A ................................................       2,372,409** (1)(2)
                Axis Capital Holdings:
     273,800     7.25% Pfd., Series A ................................................       6,434,300** (1)(2)
     241,505     7.50% Pfd., Series B ................................................      21,561,566  (1)(2)
      52,400    Berkley W.R. Capital Trust II, 6.75% Pfd. 07/26/45 ...................       1,222,623 (1)
     558,000    Delphi Financial Group, 7.376% Pfd. 05/15/37 .........................      11,351,840 (1)
$ 16,541,000    Everest Re Holdings, 6.60% 05/15/37 ..................................      13,181,523 (1)
                Liberty Mutual Group:
$ 26,200,000     7.80% 03/15/37, 144A**** ............................................      20,627,260 (1)
$  7,600,000     10.75% 06/15/58, 144A**** ...........................................       7,543,760
$  4,000,000    MetLife Capital Trust X, 9.25% 04/08/38, 144A**** ....................       4,430,400 (1)
$  5,000,000    PartnerRe Finance II, 6.44% 12/01/66 .................................       4,122,000 (1)(2)
      37,000    Provident Financing Trust I, Corts-Unum, 8.50% Pfd. ..................         898,408 (1)

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2008 (UNAUDITED)

SHARES/$ PAR                                                                                     VALUE
------------                                                                                  ------------
PREFERRED SECURITIES -- (CONTINUED)
                INSURANCE -- (CONTINUED)

                Renaissancere Holdings Ltd.:
     106,400     6.08% Pfd., Series C .....................................................   $  2,029,048** (1)(2)
     372,300     6.60% Pfd., Series D .....................................................      7,788,516** (1)(2)
      96,835     7.30% Pfd., Series B .....................................................      2,214,859** (1)(2)
     407,200    Scottish Re Group Ltd., 7.25% Pfd. ........................................      2,163,250** (2)+
$  7,425,000    USF&G Capital, 8.312% 07/01/46, 144A**** ..................................      7,885,350 (1)
$ 13,000,000    USF&G Capital I, 8.50% 12/15/45, 144A**** .................................     14,099,800 (1)
$ 10,000,000    XL Capital Ltd., Mangrove Bay Passthru Trust, 6.102% 07/15/33, 144A**** ...      6,621,000 (2)
$  6,400,000    ZFS Finance USA Trust V, 6.50% 05/09/37, 144A**** .........................      5,653,760 (1)
                                                                                              ------------
                                                                                               219,939,497
                                                                                              ------------

                UTILITIES -- 22.2%

                Baltimore Gas & Electric Company:
      10,000     6.70% Pfd., Series 1993 ..................................................        990,200* (1)
      50,000     7.125% Pfd., Series 1993 .................................................      5,048,000* (1)
   1,384,179    Calenergy Capital Trust III, 6.50% Pfd. 09/01/27 ..........................     60,599,357 (1)
      35,000    Central Maine Power, 5.25% Pfd., Pvt. .....................................      3,049,900*
$ 17,645,000    COMED Financing III, 6.35% 03/15/33 .......................................     14,128,351
$ 25,175,000    Dominion Resources Capital Trust I, 7.83% 12/01/27 ........................     24,938,355 (1)
$ 11,000,000    Dominion Resources, Inc., 7.50% ...........................................     10,259,700 (1)
     625,000    Entergy Arkansas, Inc., 6.45% Pfd. ........................................     15,012,500*
      85,000    Entergy Louisiana, Inc., 6.95% Pfd. .......................................      8,361,450*
     140,600    FPC Capital I, 7.10% Pfd., Series A . .....................................      3,418,338 (1)
                FPL Group Capital, Inc.:
$  3,400,000     6.35% 10/01/66 ...........................................................      3,021,199 (1)
$  4,100,000     6.65% 06/15/67 ...........................................................      3,694,604 (1)
$  3,000,000     7.30% 09/01/67, Series D .................................................      2,897,787 (1)
      11,640    Georgia Power Company, 6.50% Pfd., Series 07-A ............................      1,143,979* (1)
       5,000    Indiana Michigan Power, 4.56% Pfd. ........................................        386,500*
     119,805    Indianapolis Power & Light Company, 5.65% Pfd. ............................     10,238,535*
                Interstate Power & Light Company:
     110,000     7.10% Pfd., Series C .....................................................      2,774,200* (1)
      11,000     8.375% Pfd., Series B ....................................................        311,080* (1)
       4,510    Pacific Enterprises, $4.50 Pfd. ...........................................        351,690* (1)
$  2,386,000    PECO Energy Capital Trust III, 7.38% 04/06/28, Series D ...................      2,326,350 (1)
$ 27,000,000    PECO Energy Capital Trust IV, 5.75% 06/15/33 ..............................     21,762,000 (1)

    The accompanying notes are an integral part of the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2008 (UNAUDITED)

SHARES/$ PAR                                                                             VALUE
------------                                                                          -------------
PREFERRED SECURITIES -- (CONTINUED)
                 UTILITIES -- (CONTINUED)

$ 30,500,000     Puget Sound Energy, Inc., 6.974% 06/01/67 ......................     $  26,406,900
     200,000     San Diego Gas & Electric Company, $1.70 Pfd. ...................         5,250,000* (1)
                 Southern California Edison:
     120,000      6.00% Pfd., Series C ..........................................        10,862,400* (1)
      20,000      6.125% Pfd. ...................................................         1,858,000* (1)
                 Southern Union Company:
$  6,900,000      7.20% 11/01/66 ................................................         5,743,560
      64,600      7.55% Pfd. ....................................................         1,643,263* (1)
$  4,200,000     Union Electric Company, 7.69% 12/15/36, Series A. ..............         4,054,680
      35,000     Virginia Electric & Power Company, $6.98 Pfd. ..................         3,563,700* (1)
$ 27,125,000     Wisconsin Energy Corporation, 6.25% 05/15/67 ...................        23,620,450 (1)
                 Xcel Energy, Inc.
      10,210      4.11% Pfd., Series D ..........................................           760,441* (1)
     100,000      7.60% Pfd. ....................................................         2,531,250 (1)
                                                                                      -------------
                                                                                        281,008,719
                                                                                      -------------

                 ENERGY -- 3.0%

$ 17,860,000     Enbridge Energy Partners LP, 8.05% 10/01/37 ....................        16,830,692
$ 22,000,000     Enterprise Products Partners, 7.034% 01/15/68 ..................        19,224,634
       2,000     Kinder Morgan GP, Inc., 8.33% Pfd., 144A**** ...................         2,036,880*
                                                                                      -------------
                                                                                         38,092,206
                                                                                      -------------

                 REAL ESTATE INVESTMENT TRUST (REIT) -- 2.3%

      35,400     BRE Properties, Inc., 6.75% Pfd., Series C .....................           788,758 (1)
     330,400     Duke Realty Corporation, 8.375% Pfd., Series O .................         8,299,648 (1)
       4,980     Prologis Trust, 8.54% Pfd., Series C ...........................           257,093 (1)
                 PS Business Parks, Inc.:
      75,500      6.70% Pfd., Series P ..........................................         1,590,219
       5,200      6.875% Pfd., Series I .........................................           111,638 (1)
       6,100      7.00% Pfd., Series H ..........................................           135,496 (1)
      56,200      7.20% Pfd., Series M ..........................................         1,278,550 (1)
      17,500      7.375% Pfd., Series O .........................................           396,594 (1)
     178,000      7.60% Pfd., Series L ..........................................         4,166,321 (1)

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2008 (UNAUDITED)

SHARES/$ PAR                                                                                      VALUE
------------                                                                                 ---------------
PREFERRED SECURITIES -- (CONTINUED)
                REAL ESTATE INVESTMENT TRUST (REIT) -- (CONTINUED)

                Public Storage, Inc.:
      33,100     6.45% Pfd., Series X ...................................................    $       713,719 (1)
     364,400     6.625% Pfd., Series M ..................................................          7,982,656 (1)
      82,000     6.75% Pfd., Series E ...................................................          1,857,817 (1)
      30,000     6.85% Pfd., Series Y ...................................................            647,400
      18,820     7.25% Pfd., Series K ...................................................            458,150
                                                                                             ---------------
                                                                                                  28,684,059
                                                                                             ---------------

                MISCELLANEOUS INDUSTRIES -- 1.0%

       2,245    Centaur Funding Corporation, 9.08% Pfd. 04/21/20, 144A**** ..............          2,253,149
     112,750    Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** .....................         10,065,193*
                                                                                             ---------------
                                                                                                  12,318,342
                                                                                             ---------------
                TOTAL PREFERRED SECURITIES
                 (Cost $1,328,384,496) ..................................................      1,149,099,559
                                                                                             ---------------

CORPORATE DEBT SECURITIES -- 7.4%
                BANKING -- 0.1%

      23,000    Colonial Bancgroup, Inc., 8.875% Pfd. 03/15/38 ..........................            503,470 (3)
                                                                                             ---------------
                                                                                                     503,470
                                                                                             ---------------

                FINANCIAL SERVICES -- 0.6%

     200,000    Ford Motor Credit Company, 7.375% 10/15/31 ..............................          3,400,500 (1)
$  4,769,497    Lehman Brothers, Guaranteed Note, Variable Rate, 12/16/16, 144A**** .....          3,846,599
                                                                                             ---------------
                                                                                                   7,247,099
                                                                                             ---------------

                INSURANCE -- 1.7%

$ 24,921,000    Liberty Mutual Insurance, 7.697% 10/15/97, 144A**** .....................         20,083,834 (1)
$  1,000,000    UnumProvident Corporation, 7.25% 03/15/28, Senior Notes .................            876,800 (1)
                                                                                             ---------------
                                                                                                  20,960,634
                                                                                             ---------------

                UTILITIES -- 3.2%

$  6,315,000    Duke Capital Corporation, 8.00% 10/01/19, Senior Notes ..................          6,971,406 (1)
$  5,000,000    Entergy Gulf States, Inc., 6.20% 07/01/33, 1st Mortgage .................          4,463,000 (1)

    The accompanying notes are an integral part of the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2008 (UNAUDITED)

SHARES/$ PAR                                                                                   VALUE
------------                                                                                -----------
CORPORATE DEBT SECURITIES -- (CONTINUED)
                  UTILITIES -- (CONTINUED)

                  Entergy Louisiana LLC:
$    5,270,000     6.30% 09/01/35, 1st Mortgage .......................................     $ 4,814,909 (1)
         5,750     7.60% 04/01/32, 1st Mortgage .......................................         145,547 (1)
$    7,070,000    Oncor Electric Delivery Company, 7.25% 01/15/33 .....................       6,814,773 (1)
                  Southern Union Company:
$    5,300,000     7.60% 02/01/24, Senior Notes .......................................       5,241,006 (1)
$    6,047,000     8.25% 11/15/29, Senior Notes .......................................       6,378,605 (1)
$    6,020,000    Wisconsin Electric Power Company, 6.875% 12/01/95 ...................       5,976,656 (1)
                                                                                            -----------
                                                                                             40,805,902
                                                                                            -----------

                  ENERGY -- 1.2%

       296,911    Nexen, Inc., 7.35% Subordinated Notes ...............................       7,320,727 (1)(2)
$    8,500,000    Noble Energy, Inc., 7.25% 08/01/97 ..................................       8,134,500 (1)
                                                                                            -----------
                                                                                             15,455,227
                                                                                            -----------

                  REAL ESTATE INVESTMENT TRUST (REIT) -- 0.2%

$    3,500,000    Realty Income Corporation, 5.875% 03/15/35 ..........................       2,683,800 (1)
                                                                                            -----------
                                                                                              2,683,800
                                                                                            -----------

                  MISCELLANEOUS INDUSTRIES -- 0.4%

        17,700    CBS Corporation, 6.75% 03/27/56 .....................................         399,910 (1)
         3,450    Comcast Corp., 6.625%, 05/15/56 .....................................          77,517 (1)
        16,500    Corp-Backed Trust Certificates, 7.00% 11/15/28, Series Sprint .......         284,130 (1)
                  Pulte Homes, Inc.:
        58,240     7.375% 06/01/46 ....................................................       1,124,760 (3)
$    3,550,000     7.875% 06/15/32 ....................................................       3,246,830
                                                                                            -----------
                                                                                              5,133,147
                                                                                            -----------

                  TOTAL CORPORATE DEBT SECURITIES
                   (Cost $ 104,708,906) ...............................................      92,789,279
                                                                                            -----------

OPTION CONTRACTS -- 0.4%

         2,600    September Put Options on September U.S. Treasury Bond Futures,
                    Expiring 08/23/08 .................................................       4,550,000+
                                                                                            -----------

                  TOTAL OPTION CONTRACTS
                   (Cost $2,734,238) ..................................................       4,550,000
                                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2008 (UNAUDITED)

SHARES/$ PAR                                                                                     VALUE
------------                                                                                ---------------
MONEY MARKET FUND -- 0.2%

   2,873,565       BlackRock Provident Institutional, TempFund .............                $     2,873,565
                                                                                            ---------------
                   TOTAL MONEY MARKET FUND
                    (Cost $2,873,565) ......................................                      2,873,565
                                                                                            ---------------

SECURITIES LENDING COLLATERAL -- 0.0%

     601,520       BlackRock Institutional Money Market Trust ..............                        601,520
                                                                                            ---------------
                   TOTAL SECURITIES LENDING COLLATERAL
                    (Cost $601,520) ........................................                        601,520
                                                                                            ---------------

TOTAL INVESTMENTS (Cost $1,439,302,725***) .................................    99.0%         1,249,913,923
OTHER ASSETS AND LIABILITIES (Net) .........................................     1.0%            12,545,391
                                                                               -----        ---------------

TOTAL NET INVESTMENTS ......................................................   100.0%++     $ 1,262,459,314
                                                                               -----        ---------------
LOAN PRINCIPAL BALANCE .....................................................                   (327,625,000)
AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE .....................                   (214,375,000)
                                                                                            ---------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK .................................                $   720,459,314
                                                                                            ===============

----------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**    Securities distributing Qualified Dividend Income only.

***   Aggregate cost of securities held.

**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Board of Directors.

(1) All or a portion of this security is pledged as collateral for the Fund's loan. (See Note 7). The total value of such securities was $906,548,990 at May 31, 2008.

(2)   Foreign Issuer.

(3)   A portion of this security is on loan.

+     Non-income producing.

++ The percentage shown for each investment category is the total value of that category as a percentage of total net investments.

ABBREVIATIONS:

PFD.  -- Preferred Securities

PVT.  -- Private Placement Securities

    The accompanying notes are an integral part of the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                        MAY 31, 2008 (UNAUDITED)

ASSETS:
   Investments, at value (Cost $1,439,302,725) including $591,689 of
        securities on loan. ............................................                     $  1,249,913,923
   Receivable for investments sold ......................................                            4,613,907
   Dividends and interest receivable ....................................                           17,228,702
   Prepaid expenses .....................................................                              923,240
                                                                                              ----------------
          Total Assets ..................................................                        1,272,679,772

LIABILITIES:
   Payable for securities lending collateral ............................   $       601,520
   Loan Payable .........................................................       327,625,000
   Payable for investments purchased ....................................         8,015,569
   Dividends payable to Common Stock Shareholders .......................           311,734
   Investment advisory fee payable ......................................           465,885
   Administration, Transfer Agent and Custodian fees payable ............            75,969
   Servicing agent fees payable .........................................           128,122
   Professional fees payable ............................................           100,928
   Directors' fees payable ..............................................             3,970
   Accrued expenses and other payables ..................................           198,620
   Accumulated undeclared distributions to Auction Market Preferred
        Stock Shareholders ..............................................           318,141
                                                                            ---------------
          Total Liabilities .............................................                          337,845,458
                                                                                              ----------------

AUCTION MARKET PREFERRED STOCK (8,575 SHARES OUTSTANDING)
   REDEMPTION VALUE .....................................................                          214,375,000
                                                                                              ----------------
NET ASSETS AVAILABLE TO COMMON STOCK ....................................                     $    720,459,314
                                                                                              ================

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
   Distributions in excess of net investment income .....................                     $     (1,899,178)
   Accumulated net realized loss on investments sold ....................                         (100,130,845)
   Unrealized depreciation of investments ...............................                         (189,388,802)
   Par value of Common Stock ............................................                              426,017
   Paid-in capital in excess of par value of Common Stock ...............                        1,011,452,122
                                                                                              ----------------
          Total Net Assets Available to Common Stock ....................                     $    720,459,314
                                                                                              ================
NET ASSET VALUE PER SHARE OF COMMON STOCK:
        Common Stock (42,601,719 shares outstanding) .......................                  $          16.91
                                                                                              ================

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED)

INVESTMENT INCOME:
        Dividends+ ......................................................                     $     26,685,016
        Interest ........................................................                           25,585,997
                                                                                              ----------------
             Total Investment Income ....................................                           52,271,013

EXPENSES:
        Investment advisory fee .........................................   $     2,815,260
        Servicing agent fee .............................................           780,722
        Administrator's fee .............................................           267,593
        Auction Market Preferred Stock broker commissions and auction
            agent fees ..................................................           702,342
        Professional fees ...............................................           107,361
        Insurance expense ...............................................            80,793
        Transfer Agent fees .............................................           116,811
        Directors' fees .................................................            39,345
        Custodian fees ..................................................            56,448
        Compliance fees .................................................            19,802
        Interest expense ................................................           418,789
        Other ...........................................................           381,807
             Total Expenses .............................................                            5,787,073
                                                                                              ----------------
NET INVESTMENT INCOME ...................................................                           46,483,940
                                                                                              ----------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
        Net realized gain/(loss) on investments sold during the period ..                          (21,844,754)
        Net realized gain/(loss) from written options during the period .                             (434,664)
        Change in unrealized appreciation/depreciation of investments ...                          (77,503,200)
                                                                                              ----------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS .........................                          (99,782,618)
                                                                                              ----------------
DISTRIBUTIONS TO AUCTION MARKET PREFERRED STOCK SHAREHOLDERS:
        From net investment income (including changes in accumulated
          undeclared distributions) .....................................                          (13,550,694)
                                                                                              ----------------

NET DECREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS ....                     $    (66,849,372)
                                                                                              ================

----------
+ For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction ("DRD") or as qualified dividend income ("QDI") for individuals.

    The accompanying notes are an integral part of the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                   STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

                                                                            SIX MONTHS ENDED
                                                                              MAY 31, 2008        YEAR ENDED
                                                                               (UNAUDITED)     NOVEMBER 30, 2007
                                                                            ----------------   -----------------
OPERATIONS:
     Net investment income ..............................................     $  46,483,940     $   95,288,383
     Net realized loss on investments sold during the period ............       (22,279,418)       (10,274,657)
     Change in net unrealized depreciation of investments ...............       (77,503,200)      (168,932,352)
     Distributions to AMPS* Shareholders from net investment income,
        including changes in accumulated undeclared distributions .......       (13,550,694)       (28,922,214)
                                                                              -------------     --------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............       (66,849,372)      (112,840,840)

DISTRIBUTIONS:
     Dividends paid from net investment income to Common Stock
        Shareholders (1) ................................................       (33,868,367)       (65,180,630)
                                                                              -------------     --------------
     TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ...................       (33,868,367)       (65,180,630)

FUND SHARE TRANSACTIONS:
     Increase from shares issued under the Dividend Reinvestment and
         Cash Purchase Plan .............................................                --                 --
                                                                              -------------     --------------
     NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK RESULTING FROM
         FUND SHARE TRANSACTIONS ........................................                --                 --
                                                                              -------------     --------------
NET DECREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR  THE PERIOD ....     $(100,717,739)    $ (178,021,470)
                                                                              =============     ==============

NET ASSETS AVAILABLE TO COMMON STOCK:
     Beginning of period ................................................     $ 821,177,053     $  999,198,523
     Net decrease in net assets during the period .......................      (100,717,739)      (178,021,470)
                                                                              -------------     --------------
     End of period (including distributions in excess of net investment
        income of ($1,899,178) and ($964,057), respectively) ............     $ 720,459,314     $  821,177,053
                                                                              =============     ==============

----------
*     Auction Market Preferred Stock.

(1)   May include income earned, but not paid out, in prior fiscal year.

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED)

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net decrease in net assets resulting from operations ......................   $     (66,849,372)
ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
   TO NET CASH USED IN OPERATING ACTIVITIES:
   Purchase of investment securities .........................................        (358,629,652)
   Proceeds from disposition of investment securities ........................         360,291,520
   Purchase of purchased option securities ...................................          (4,759,005)
   Proceeds from disposition of purchased option securities ..................           1,166,571
   Purchase of written option securities .....................................           3,152,799
   Proceeds from disposition of written option securities ....................          (3,587,463)
   Purchase of short-term investment securities, net .........................          (1,545,177)
   Decrease in receivable for securities lending collateral ..................           1,681,280
   Increase in dividends and interest receivable .............................            (666,691)
   Increase in receivable for investments sold ...............................          (1,623,437)
   Increase in Prepaid expenses ..............................................            (819,785)
   Net amortization/(accretion) of premium/(discount) ........................             326,317
   Increase in payable for investments purchased .............................           7,049,481
   Decrease in payable for securities lending collateral .....................          (1,681,280)
   Increase in accrued expenses and other liabilities ........................              69,321
   Unrealized depreciation on securities .....................................          77,503,200
   Net realized loss from investments and written options ....................          22,279,418
                                                                                 -----------------
        Net cash provided in operating activities ............................          33,358,045
                                                                                 -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Increase in Loan payable ..................................................         327,625,000
   Decrease in Auction Market Preferred Stock (AMPS) .........................        (327,625,000)
   Decrease in payable for AMPS ..............................................            (186,826)
   Decrease in dividend payable to common stock shareholders .................             (72,474)
   Distributions to common stock shareholders from net investment income .....         (33,868,367)
                                                                                 -----------------
        Net cash used by financing activities ................................         (34,127,667)
                                                                                 -----------------
        Net decrease in cash .................................................            (769,622)
CASH:
     Beginning of the period .................................................             769,622
                                                                                 -----------------
     End of the period .......................................................   $              --
                                                                                 =================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Interest paid during the period ...........................................             327,028
                                                                                 -----------------

    The accompanying notes are an integral part of the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                            FINANCIAL HIGHLIGHTS
                    FOR A COMMON STOCK SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

      Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.



                                 SIX MONTHS                                                                FOR THE PERIOD FROM
                                   ENDED                           YEAR ENDED NOVEMBER 30,                 JANUARY 31, 2003 (1)
                                MAY 31, 2008        -----------------------------------------------------       THROUGH
                                 (UNAUDITED)           2007          2006         2005            2004     NOVEMBER 30, 2003
                                ------------        ----------    ----------   ----------      ----------  --------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
  of period ..................  $      19.28        $    23.45    $    22.64   $    24.10      $    25.74      $      23.82 (2)
                                ------------        ----------    ----------   ----------      ----------      ------------
INVESTMENT OPERATIONS:
Net investment income ........          1.09              2.24          2.04         1.96            2.05              1.46
Net realized and unrealized
 gain/(loss) on investments ..         (2.34)            (4.20)         0.95        (0.94)          (0.53)             2.07
DISTRIBUTIONS TO AMPS*
  SHAREHOLDERS:
From net investment income ...         (0.32)            (0.68)        (0.61)       (0.39)          (0.19)            (0.06)
From net realized capital
  gains ......................            --                --            --           --              --             (0.03)
Total from investment           ------------        ----------    ----------   ----------      ----------      ------------
  operations .................         (1.57)            (2.64)         2.38         0.63            1.33              3.44
                                ------------        ----------    ----------   ----------      ----------      ------------
COST OF ISSUANCE OF AMPS* ....            --                --            --           --              --             (0.14)
DISTRIBUTIONS TO COMMON STOCK
  SHAREHOLDERS:                 ------------        ----------    ----------   ----------      ----------      ------------
From net investment income ...         (0.80)            (1.53)        (1.57)       (2.09)          (2.10)            (1.38)
From return of capital .......            --                --            --         0.00 (3)          --                --
From net realized capital
  gains ......................            --                --            --          --            (0.87)               --
Total distributions to Common   ------------        ----------    ----------   ----------      ----------      ------------
  Stock Shareholders .........         (0.80)            (1.53)        (1.57)       (2.09)          (2.97)            (1.38)
Net asset value, end of         ------------        ----------    ----------   ----------      ----------      ------------
  period .....................  $      16.91        $    19.28    $    23.45   $    22.64      $    24.10      $      25.74
                                ============        ==========    ==========   ==========      ==========      ============
Market value, end of period ..  $      15.93        $    17.17    $    21.89   $    20.03      $    25.30      $      26.66
Total investment return based
  on net asset value** .......         (7.92%)****      (11.33%)       11.78%        2.81%           5.41%            14.15%**** (4)
Total investment return based
  on market value ** .........         (2.59%)****      (15.40%)       17.94%      (13.36%)          6.84%            12.65%**** (4)
RATIOS TO AVERAGE NET ASSETS
  AVAILABLE TO COMMON STOCK
  SHAREHOLDERS:
  Total net assets, end of
    period (in 000's) ........  $    720,459        $  821,177    $  999,199   $  964,419      $1,022,084      $  1,058,452
  Operating expenses (5) .....          1.51%***          1.18%         1.15%        1.16%           1.15%             1.01%***
  Net investment income + ....          8.61%***          7.05%         6.32%        6.59%           7.57%             6.65%***
SUPPLEMENTAL DATA:++
  Portfolio turnover rate ....            28%****           60%           55%          25%             23%              101%****
  Total net investments,
    end of period (in 000's) .  $  1,262,459        $1,363,177    $1,541,199   $1,506,419      $1,564,084      $  1,600,452
  Ratio of operating
    expenses (5) to total
    net investments ..........          0.89%***          0.75%         0.74%        0.75%           0.75%             0.72%***

-----------
*     Auction Market Preferred Stock.

** Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment and Cash Purchase Plan.

***   Annualized.

****  Not annualized.

+ The net investment income ratios reflect income net of operating expenses, including interest expense, and payments to AMPS Shareholders.

++ Information presented under heading Supplemental Data includes AMPS and loan principal balance.

(1)   Commencement of operations.

(2) Net asset value at beginning of period reflects the deduction of the sales load of $1.125 per share and offering costs of $0.05 per share paid by the shareholder from the $25.00 offering price.

(3) Return of capital applicable to 2005 only and per share amount was less than $0.005.

(4) Total return on net asset value is calculated assuming a purchase at the offering price of $25.00 less the sales load of $1.125 and offering costs of $0.05 and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $25.00 on the inception date of trading (January 29, 2003) and the sale at the current market price on the last day of the period. Total return on net asset value and total return on market value are not computed on an annualized basis.

(5)   Includes interest expense (see Note 7).

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated FINANCIAL HIGHLIGHTS (CONTINUED)
PER SHARE OF COMMON STOCK

                                      TOTAL                                      DIVIDEND
                                    DIVIDENDS    NET ASSET         NYSE        REINVESTMENT
                                      PAID         VALUE      CLOSING PRICE      PRICE (1)
                                    ---------    ---------    -------------    ------------
December 31, 2007 ..............    $  0.1325    $   18.51    $       16.16    $      16.48
January 31, 2008 ...............       0.1325        19.09            17.84           17.93
February 29, 2008 ..............       0.1325        18.62            16.42           16.61
March 31, 2008 .................       0.1325        16.88            14.84           15.22
April 30, 2008 .................       0.1325        17.27            15.32           15.76
May 31, 2008 ...................       0.1325        16.91            15.93           15.81

----------
(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

    The accompanying notes are an integral part of the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)

      The table below sets out information with respect to Auction Market Preferred Stock (AMPS) currently outstanding.

                                                     INVOLUNTARY
                                      ASSET          LIQUIDATION
              TOTAL SHARES          COVERAGE          PREFERENCE
  DATE       OUTSTANDING (1)      PER SHARE (2)       PER SHARE
--------     ---------------      -------------      -----------
05/31/08*              8,575      $     109,056      $    25,000
11/30/07              21,680             62,900           25,000
11/30/06              21,680             71,112           25,000
11/30/05              21,680             69,502           25,000
11/30/04              21,680             72,153           25,000
11/30/03              21,680             73,827           25,000

----------
(1)   See note 6.

(2) Calculated by subtracting the Fund's total liabilities (excluding the AMPS) from the Fund's total assets and dividing that amount by the number of AMPS shares outstanding.

*     Unaudited

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated (the "Fund") was incorporated as a Maryland corporation on May 23, 2002, and commenced operations on January 31, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with the U.S. generally accepted accounting principles ("US GAAP") and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets available to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of its Auction Market Preferred Stock ("AMPS").

      The Fund's preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

      Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

      In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157") effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted SFAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under SFAS 157 are described below:

      -     Level 1 - quoted prices in active markets for identical securities

      - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

      - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of May 31, 2008 is as follows:

                                                                         OTHER FINANCIAL
                                                                           INSTRUMENTS
                                                         INVESTMENTS       (UNREALIZED
                                                        IN SECURITIES     APPRECIATION/
VALUATION INPUTS                                        (MARKET VALUE)    DEPRECIATION)*
----------------------------------------------         ---------------   ---------------
Level 1 - Quoted Prices  - Investments ...........     $   369,825,329   $            --
Level 2 - Other Significant Observable Inputs ....         863,614,706                --
Level 3 - Significant Unobservable Inputs ........          15,872,368                --
                                                       ---------------   ---------------
TOTAL ............................................     $ 1,249,312,403   $            --

------------
* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment. As of May 31, 2008 the Fund does not have any other financial instruments.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

      Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                                                OTHER FINANCIAL
                                                                                  INSTRUMENTS
                                                               INVESTMENTS        (UNREALIZED
                                                              IN SECURITIES      APPRECIATION/
                                                              (MARKET VALUE)     DEPRECIATION)
                                                              --------------    ---------------
BALANCE AS OF 11/30/07 ...................................    $   18,329,730    $            --
Accrued discounts/premiums ...............................            85,310                 --
Realized gain (loss) .....................................                --                 --
Change in unrealized appreciation (depreciation) .........        (2,542,672)                --
Net purchases (sales) ....................................                --                 --
Transfers in and/or out of Level 3 .......................                --                 --
                                                              --------------    ---------------
BALANCE AS OF 05/31/08 ...................................    $   15,872,368    $            --

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

      OPTIONS: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

      When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

      The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

      REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

      FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision will be required.

      In June 2006, the FASB issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 became effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of May 31, 2008, the Fund has evaluated the adoption of FIN 48 and determined that there is no material impact on the financial statements.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund's Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets.

      Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from US GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences,
(2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

      Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes and may exclude amortization of premium on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to AMPS Shareholders, during 2008 and 2007 were as follows:


                    DISTRIBUTIONS PAID IN FISCAL YEAR 2008     DISTRIBUTIONS PAID IN FISCAL YEAR 2007
                    --------------------------------------     --------------------------------------
                    ORDINARY                   LONG-TERM        ORDINARY                  LONG-TERM
                     INCOME                  CAPITAL GAINS       INCOME                 CAPITAL GAINS
                    --------                 -------------     ------------             -------------
Common                N/A                         N/A          $ 65,180,630             $           0
Preferred             N/A                         N/A          $ 28,922,214             $           0

     As of November 30, 2007, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common and Preferred Stock shareholders, on a tax basis, were as follows:

                                 UNDISTRIBUTED       UNDISTRIBUTED          NET UNREALIZED
CAPITAL (LOSS) CARRYFORWARD     ORDINARY INCOME      LONG-TERM GAIN    APPRECIATION/(DEPRECIATION)
---------------------------     ---------------      --------------    ---------------------------
    ($76,185,892)               $     4,161,601         $      0              ($113,551,137)

      At November 30, 2007, the composition of the Fund's $76,185,892 accumulated realized capital losses was $39,515,188, $17,502,863 and $19,167,841 incurred in 2004, 2005 and 2007, respectively. These losses may be carried forward and offset against any future capital gains through 2012, 2013 and 2015, respectively.

      EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $107,901 of Federal excise taxes attributable to calendar year 2007 and $5,185 attributable to calender year 2006 in March 2008.

      ADDITIONAL ACCOUNTING STANDARDS: In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3. INVESTMENT ADVISORY FEE, SERVICING AGENT FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

      Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.525% of the first $200 million of the Fund's average weekly total managed assets, 0.45% of the next $300 million of the Fund's average weekly total managed assets, and 0.40% of the Fund's average weekly total managed assets above $500 million.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

      For purposes of calculating the fees payable to the Adviser, Servicing Agent, Administrator and Custodian, the Fund's average weekly total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction market preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any preferred shares issued by the Fund is not treated as a liability.

      Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.025% of the first $200 million of the Fund's average weekly total managed assets, 0.10% of the next $300 million of the Fund's average weekly total managed assets and 0.15% of the Fund's average weekly total managed assets above $500 million.

      PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC Inc., serves as the Fund's Administrator. As Administrator, PNC calculates the net asset value of the Fund's shares attributable to Common Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for PNC's services as Administrator, the Fund pays PNC a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% of the Fund's average weekly total managed assets above $1 billion.

      PNC also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for PNC's services, the Fund pays PNC a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, and 0.0025% of the Fund's average weekly net assets attributable to Common Stock above $500 million, plus certain out-of-pocket expenses. For purpose of calculating such fee, the Fund's average weekly net assets attributable to the Common Stock are deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation preference of any outstanding Fund preferred shares and the loan principal balance.

      PFPC Trust Company ("PFPC Trust") serves as the Fund's Custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.010% of the first $200 million of the Fund's average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets and 0.005% of the Fund's average weekly total managed assets above $1 billion.

      The Fund currently pays each Director who is not a director, officer or employee of the Adviser or the Servicing Agent a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $150 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $2,500. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

      The Fund currently pays the Adviser a fee of $37,500 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4. PURCHASES AND SALES OF SECURITIES

      For the six months ended May 31, 2008, the cost of purchases and proceeds from sales of securities excluding short-term investments, aggregated $358,677,719 and $359,952,781, respectively.

      At May 31, 2008, the aggregate cost of securities for federal income tax purposes was $1,440,968,259 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $7,370,761 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $198,425,097.

      Written option transactions during the six months ended May 31, 2008, are summarized as follows:

                                                                            CONTRACT    PREMIUMS
                                                                             AMOUNTS    RECEIVED
                                                                            --------  ------------
Written options outstanding at beginning of period.....................            0  $         0
                                                                            --------  -----------

Options Opened ........................................................        1,800    3,152,799
Options Exercised .....................................................            0            0
Options Expired .......................................................            0            0
Options Closed ........................................................       (1,800)  (3,152,799)
                                                                            --------  -----------
Written options outstanding at end of period ..........................            0  $         0

5. COMMON STOCK

      At May 31, 2008, 240,000,000 shares of $0.01 par value Common Stock were authorized. Common Stock transactions were as follows:

                                                                 SIX MONTHS ENDED    YEAR ENDED
                                                                     05/31/08         11/30/07
                                                                 ---------------   ---------------
                                                                 SHARES   AMOUNT   SHARES   AMOUNT
                                                                 ------   ------   ------   ------
Shares issued under the Dividend Reinvestment and Cash
 Purchase Plan .........................................             --   $   --     --     $   --
                                                                 ------   ------   ------   ------

6. AUCTION MARKET PREFERRED STOCK (AMPS)

      The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The AMPS, which consists of Series M7, T7, W7, Th7, F7, T28 and W28, are senior to the Common Stock and result in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of AMPS are cumulative.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

      The Fund is required to meet certain asset coverage tests with respect to the AMPS. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, AMPS at a redemption price of $25,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

      An auction of the AMPS is generally held every 7 days for Series M7, T7, W7, Th7 and F7 and every 28 days for Series T28 and W28. Existing AMPS Shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. AMPS Shareholders may also trade shares in the secondary market, if any, between auction dates. Since mid-February 2008, the normal functioning of the market for auction market preferred shares of U.S. closed-end funds, including the Fund, has been disrupted, and the Fund's AMPS holders have not been able to sell their shares through the auction process.

      On May 1, 2008, the Fund announced the redemption of approximately 70% of each series of its outstanding AMPS at a redemption price equal to the liquidation preference of $25,000 per share, plus the amount of accumulated but unpaid dividends. Redemptions of 2,226 shares for each of Series T7, W7, Th7, and F7 were completed on May 21, May 22, May 23, and May 27, respectively. Redemption of 1,975 shares of Series T28 was completed on May 21, redemption of 2,226 shares of Series M7 was completed on May 27, and redemption of 1,975 shares of Series W28 was completed after the end of the fiscal quarter on June
5. Total consideration for the liquidation preference of the redemptions was $377 million (See Note 7).

      At May 31, 2008, 974 shares for each of Series M7, T7, W7, Th7 and F7, 865 shares for Series T28 and 2,840 shares for Series W28 of AMPS were outstanding at the annualized rate of 4.73%, 4.49%, 4.53%, 4.55%, 4.63%, 4.76% and 4.80% for
Series M7, T7, W7, Th7, F7, T28 and W28, respectively. As a result of the redemption after the end of the fiscal quarter, Series W28 had 865 shares outstanding as of June 5. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. As a result of ongoing disruptions in the auction market, the Fund is paying a dividend rate equal to the maximum rate, as defined in the Fund's Articles Supplementary. The maximum rate is equal to the greater of (i) 175% of the reference rate and (ii) 2.50% plus the reference rate. "Reference Rate" means the applicable "AA" Financial Composite Commercial Paper Rate. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

7. COMMITTED FINANCING AGREEMENT

      The Fund entered into a committed financing agreement ("Financing Agreement") on May 1, 2008 which allows the Fund to borrow up to $389 million on a secured basis. The primary use of the proceeds was to redeem a portion of the outstanding shares of AMPS (See Note 6), although the balance may be utilized by the Fund in the normal course of business as financial leverage. As of May 31, 2008, the amount borrowed under the Financing Agreement was $327.625 million. Subsequent to the end of the fiscal quarter, another $49.375 million was drawn on June 4, 2008.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

      Under the terms of the Financing Agreement, the lender will charge an annualized rate of 0.60% on the undrawn (committed) balance ("Commitment Fee"), and the Overnight London Interbank Offered Rate (LIBOR) plus 0.70% on the drawn (borrowed) balance. For the period beginning on May 20, 2008 (initial use of the facility) and ending on May 31, 2008, the daily weighted average annualized interest rate on the drawn balance was 2.97%. In addition, the Fund paid the Lender an arrangement fee equal to 0.25% of the committed amount of $389 million. The arrangement fee will be amortized to expenses over a period of six months. LIBOR may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders.

      The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, approximately two-thirds of the Fund's assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months' advance notice.

8. PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

      The Fund invests primarily in a diversified portfolio of preferred securities. This includes fully taxable preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction ("DRD"). Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in securities issued by companies in the utilities industry and at least 25% of its total assets in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

      The Fund may invest up to 20% of its total assets in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or, if unrated, judged to be comparable in quality by the Adviser, in any case, at the time of purchase. However, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

      The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer, and, under normal market conditions, may invest up to 20% of its total assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities, will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

in key characteristics. Typically, a security will not be considered debt-like
(a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

      In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

9. SPECIAL INVESTMENT TECHNIQUES

      The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its investment policies, involving any or all of the following: short sales of securities, purchases of securities on margin, futures contracts, interest rate swaps, swap futures, options on futures contracts, options on securities, swaptions, and certain credit derivative transactions including, but not limited to, the purchase and sale of credit protection. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps, swaptions, and credit default swaps may expose the Fund to greater credit, operations, liquidity, and valuation risk than is the case with regulated, exchange traded futures and options. These transactions are used for hedging or other appropriate risk-management purposes, or, under certain other circumstances, to increase return. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

10. SECURITIES LENDING

      The Fund may lend up to 15% of its total assets (including the value of the loan collateral) to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of May 31, 2008, the market value of securities loaned by the Fund was $591,689. The loans were secured with collateral of $601,520. Income from securities lending for the six months ended May 31, 2008, was $61,278 and is included in interest income on the Statement of Operations.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

      Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by PNC as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PNC will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PNC commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PNC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

      Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PNC's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2008, $3,877 in brokerage commissions were incurred.

      The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

      In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

      A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PNC in writing, by completing the form on the back of the Plan account statement and forwarding it to PNC, or by calling PNC, directly. A termination will be effective immediately if notice is received by PNC not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PNC will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing and fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

      The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from PNC at 1-800-331-1710.

ADDITIONAL COMPENSATION AGREEMENT

      The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.10% of the Fund's total managed assets for certain services, including after-market support services designed to maintain visibility of the Fund.

PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX

      The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission ("SEC") on August 27, 2007. This filing as well as the Fund's proxy voting policies and procedures are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-800-331-1710 and (ii) on the SEC's website at www.sec.gov. In addition, the Fund's proxy voting policies and procedures are available on the Fund's website at www.fcclaymore.com.

PORTFOLIO SCHEDULE ON FORM N-Q

      The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended February 29, 2008. The Fund's Form N-Q is available on the SEC's website at www.sec.gov or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

PORTFOLIO MANAGEMENT TEAM

      In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report.

CERTIFICATIONS

      Included in the Annual Written Affirmation submitted to the NYSE, Donald
F. Crumrine, as the Fund's Chief Executive Officer, has certified that, as of May 16, 2008, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a2(a) under the 1940 Act.

MEETING OF SHAREHOLDERS

      On April 18, 2008, the Fund held its Annual Meeting of Shareholders (the "Annual Meeting") for the following purpose: election of Directors of the Fund ("Proposal 1"). The proposal was approved by the Common Stock and Preferred Stock Shareholders, voting together as a single class and the results of the voting are as follows:

PROPOSAL 1: ELECTION OF DIRECTORS.

NAME                                                       FOR       WITHHELD
-------------------------------------------------       ----------   --------
David Gale ......................................       39,520,990   627,695

      Donald F. Crumrine, Morgan Gust, Karen H. Hogan and Robert F. Wulf continue to serve in their capacities as Directors of the Fund.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

INFORMATION ABOUT FUND DIRECTORS AND OFFICERS

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                                     PRINCIPAL            NUMBER OF FUNDS
                                           TERM OF OFFICE         OCCUPATION(S)          IN FUND COMPLEX
      NAME, ADDRESS,        POSITION(S)     AND LENGTH OF          DURING PAST               OVERSEEN        OTHER DIRECTORSHIPS
         AND AGE           HELD WITH FUND   TIME SERVED*           FIVE YEARS               BY DIRECTOR       HELD BY DIRECTOR**
-------------------------  --------------  ---------------  ---------------------------  ---------------- -------------------------
NON-INTERESTED DIRECTORS:

DAVID GALE                    Director    Class I Director  President and CEO of               4          Metromedia
Delta Dividend Group, Inc                      since        Delta Dividend                                International Group, Inc.
220 Montgomery Street                      January 2003     Group, Inc. (investments)                     (telecommunications)
Suite 426
San Francisco, CA 94104
Age: 59

MORGAN GUST                   Director    Class II Director Owner and operator of              4          CoBiz Financial, Inc.
301 E. Colorado Boulevard                      since        various entities engaged                      (financial services)
Suite 720                                   January 2003    in agriculture and real
Pasadena, CA 91101                                          estate; Former President
Age: 61                                                     of Giant Industries, Inc.
                                                            (petroleum refining and
                                                            marketing) from March 2002
                                                            through May 2007

KAREN H. HOGAN+               Director    Class II Director Retired; Community                 4
301 E. Colorado Boulevard                       since       Volunteer; from September
Suite 720                                     July 2005     1985 to January 1997,
Pasadena, CA 91101                                          Senior Vice President of
Age: 47                                                     Preferred Stock Origination
                                                            at Lehman Brothers and
                                                            previously, Vice President
                                                            of New Product Development

----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.The three year term for each class expires as follows:

      CLASS I DIRECTOR - three year term expires at the Fund's 2011 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

      CLASS II DIRECTORS - three year term expires at the Fund's 2009 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

      CLASS III DIRECTORS - three year term expires at the Fund's 2010 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

** Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, and Flaherty & Crumrine/Claymore Total Return Fund.

+ As a Director, represents holders of shares of the Fund's Auction Market Preferred Stock.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                    PRINCIPAL            NUMBER OF FUNDS
                                          TERM OF OFFICE          OCCUPATION(S)          IN FUND COMPLEX
      NAME, ADDRESS,       POSITION(S)     AND LENGTH OF           DURING PAST               OVERSEEN        OTHER DIRECTORSHIPS
         AND AGE          HELD WITH FUND   TIME SERVED*            FIVE YEARS               BY DIRECTOR       HELD BY DIRECTOR**
------------------------- --------------  ---------------   ---------------------------  ---------------- -------------------------
NON-INTERESTED DIRECTORS:

ROBERT F. WULF            Director; and     Class III       Financial Consultant;                4
P.O. Box 753                 Audit        Director since    Trustee, University of
Neskowin, OR 97149         Committee       January 2003     Oregon Foundation;
Age: 71                     hairman                         Trustee, San Francisco
                                                            Theological Seminary

INTERESTED DIRECTOR:

DONALD F. CRUMRINE+, ++    Director,        Class III       Chairman of the Board                4
301 E. Colorado Boulevard Chairman of     Director since    and Director of Flaherty &
Suite 720                  the Board       January 2003     Crumrine Incorporated
Pasadena, CA 91101         and Chief
Age: 60                    Executive
                           Officer

----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.The three year term for each class expires as follows:

      CLASS I DIRECTOR - three year term expires at the Fund's 2011 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

      CLASS II DIRECTORS - three year term expires at the Fund's 2009 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

      CLASS III DIRECTORS - three year term expires at the Fund's 2010 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

** Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, and Flaherty & Crumrine/Claymore Total Return Fund.

+ As a Director, represents holders of shares of the Fund's Auction Market Preferred Stock.

++ "Interested person" of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund's investment adviser.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                   PRINCIPAL
                                                      TERM OF OFFICE              OCCUPATION(S)
          NAME, ADDRESS,              POSITION(S)      AND LENGTH OF               DURING PAST
             AND AGE                HELD WITH FUND     TIME SERVED                 FIVE YEARS
--------------------------------  ------------------  --------------  ------------------------------------
OFFICERS:

ROBERT M. ETTINGER                    President           Since       President and Director of Flaherty &
301 E. Colorado Boulevard                              January 2003   Crumrine Incorporated
Suite 720
Pasadena, CA 91101
Age: 49

R. ERIC CHADWICK                   Chief Financial        Since       Director of Flaherty & Crumrine
301 E. Colorado Boulevard           Officer, Vice      January 2003   Incorporated since June 2006;
Suite 720                           President and                     Vice President of Flaherty &
Pasadena, CA 91101                    Treasurer                       Crumrine Incorporated
Age: 33

CHAD C. CONWELL                    Chief Compliance       Since       Chief Compliance Officer of
301 E. Colorado Boulevard           Officer, Vice       July 2005     Flaherty & Crumrine Incorporated
Suite 720                           President and                     since September 2005; Vice
Pasadena, CA 91101                    Secretary                       President of Flaherty & Crumrine
Age: 35                                                               Incorporated since July 2005;
                                                                      Attorney with Paul, Hastings,
                                                                      Janofsky & Walker LLP from
                                                                      September 1998 to June 2005

BRADFORD S. STONE                   Vice President        Since       Director of Flaherty & Crumrine
392 Springfield Avenue              and Assistant       July 2003     Incorporated since June 2006;
Mezzanine Suite                       Treasurer                       Vice President of Flaherty &
Summit, NJ 07901                                                      Crumrine Incorporated since May
Age: 48                                                               2003; Director of U.S. Market
                                                                      Strategy at Barclays Capital from
                                                                      June 2001 to April 2003

LAURIE C. LODOLO                      Assistant           Since       Assistant Compliance Officer of
301 E. Colorado Boulevard             Compliance        July 2004     Flaherty & Crumrine Incorporated
Suite 720                         Officer, Assistant                  since August 2004; Secretary of
Pasadena, CA 91101                  Treasurer and                     Flaherty & Crumrine Incorporated
Age: 44                               Assistant                       since February 2004; Account
                                      Secretary                       Administrator of Flaherty & Crumrine
                                                                      Incorporated

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

      During the six month period ended May 31, 2008, the Board of Directors of the Fund approved, on January 29, 2008, the continuation of the existing investment advisory agreement with the Adviser (the "Investment Advisory Agreement"). The following paragraphs summarize the material information and factors considered by the Board, including the Independent Directors, as well as their conclusions relative to such factors.

      In considering whether to approve the Fund's Investment Advisory Agreement, the Directors considered and discussed a substantial amount of information and analysis provided, at the Board's request, by the Adviser. The Directors also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Directors discussed with management this and other information relating to the Investment Advisory Agreement during the Special Meeting held on January 15, 2008 for that specific purpose and requested additional information about comparative expenses and performance, among other matters. On January 29, 2008, the Directors approved the continuance of the Investment Advisory Agreement. In reaching their determinations relating to continuance of the Investment Advisory Agreement, the Directors considered these discussions and all other factors they believed relevant, including the factors discussed below. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and Directors may have attributed different weights to the various factors. The Directors evaluated this information, and all other information available to them, for the Fund, and their determinations were made separately in respect of each other fund advised by the Adviser. In particular, the Directors focused on the following with respect to the Fund.

NATURE, EXTENT AND QUALITY OF SERVICES.

      The Directors reviewed in detail the nature and extent of the services provided by the Adviser and the quality of those services over the past year and since inception. The Directors noted that these services included managing the Fund's investment program, as well as providing significant administrative services beyond what the Investment Advisory Agreement required. The Directors noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. The Directors also considered the Adviser's sound financial condition and the Adviser's commitment to its business, as evidenced by its hiring of additional personnel as the business has grown. The Directors evaluated the Adviser's services based on their direct experience serving as Directors for many years, focusing on (i) the Adviser's knowledge of the preferred securities market generally and the sophisticated hedging strategies the Fund employs and (ii) the Adviser's culture of compliance. The Directors reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser's personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Investment Advisory Agreement; (2) the Adviser was responsive to requests of the Board and its personnel were available between Board meetings to answer

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

questions from Directors; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Directors also considered the continued efforts undertaken by the Adviser to maintain an effective compliance program. The Directors concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund's investment goals and strategies, the corporate and regulatory environment in which the Fund operates, and the level of services provided by the Adviser, and that the quality of the Adviser's service continues to be high.

INVESTMENT PERFORMANCE.

      The Directors took note of the extraordinary market conditions prevailing over the past year and at the time of the meetings, and expressed their confidence in the Adviser's investment strategies despite recent disappointing absolute performance during this period of unprecedented and frequently frantic behavior of market participants. The Directors considered the Fund's relative performance since inception, including its performance in recent fiscal periods, to determine whether the Fund had met its investment objective. The Directors determined that the Fund had done so. In reaching this conclusion, the Directors reviewed the Fund's performance compared to relevant indices and funds thought to be generally comparable to the Fund, considered the costs and benefits of the Fund's hedging strategy in the relevant market environment and examined the differences between the Fund and certain funds in the comparison group. The Directors were assured of the Fund's adherence to its respective investment mandate and, based on their understanding of the Adviser's investment approach and market conditions, expressed their belief that the Adviser's absolute performance would improve as markets normalized.

PROFITABILITY.

      The Directors considered the Adviser's methodology for determining its profitability with respect to the Fund, and the Adviser's profit margin on an after-tax basis attributable to managing the Fund. The Directors concluded that the profitability to the Adviser was not excessive based on the considerable services it has regularly provided to the Fund and its success in meeting the Fund's investment objective over time. The Directors also considered that the Adviser provided, at a lower cost, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Directors accepted the Adviser's statement that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

ECONOMIES OF SCALE.

      The Directors noted that the Fund, as a closed-end investment company, was not expected to increase materially in size; thus, the Adviser would not benefit from economies of scale. The Directors considered whether economies of scale could be realized because the Adviser advises other similar funds. Based on their experience, the Directors accepted the Adviser's explanation that significant economies of scale would not be realized because of the complexity of managing preferred securities for separate funds and other portfolios. Nonetheless, the Directors noted that the Fund's advisory fee schedule declines as assets increase beyond a certain level (commonly known as a "breakpoint"), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of economies of

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

scale arising from increased assets. Accordingly, the Directors determined that the existing advisory fee levels reflect possible economies of scale.

      In light of their discussions and considerations as described above, the Directors made the following determinations as to the Fund:

      - the nature and extent and quality of the services provided by the Adviser are reasonable and appropriate and the quality of the services is high;

      - the Fund's overall performance over time has been satisfactory and its performance for the recent period is reflective of market conditions, given the Adviser's portfolio management strategy;

      - the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information, considered over relevant time periods, (ii) the cost of the services provided and profits to be realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

      - there were not at this time significant economies of scale to be realized by the Adviser in managing the Fund's assets, and the fee was structured to provide for a sharing of the benefits of economies of scale.

      Based on these conclusions, the Directors determined that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

                      [This page intentionally left blank]

DIRECTORS
    Donald F. Crumrine, CFA
       Chairman of the Board
    David Gale
    Morgan Gust
    Karen H. Hogan
    Robert F. Wulf, CFA

OFFICERS
    Donald F. Crumrine, CFA
       Chief Executive Officer
    Robert M. Ettinger, CFA
       President
    R. Eric Chadwick, CFA
       Chief Financial Officer,
       Vice President and Treasurer
    Chad C. Conwell
       Chief Compliance Officer,
       Vice President and Secretary
    Bradford S. Stone
       Vice President and
       Assistant Treasurer
    Laurie C. Lodolo
       Assistant Compliance Officer,
       Assistant Treasurer and
       Assistant Secretary

INVESTMENT ADVISER
    Flaherty & Crumrine Incorporated
    e-mail: flaherty@pfdincome.com

SERVICING AGENT
    Claymore Securities, Inc.
    1-866-233-4001

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY & CRUMRINE/CLAYMORE PREFERRED
    SECURITIES INCOME FUND?

    -     If your shares are held in a Brokerage Account, contact your Broker.

    - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent --

                PNC Global Investment Servicing (U.S.) Inc.
                1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                       (FLAHERTY&CRUMRINE/CLAYMORE LOGO)

                                   Semi-Annual
                                     Report

                                  May 31, 2008

                               www.fcclaymore.com

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

   (a)(1) Not applicable.

   (a)(2)  Certifications  pursuant  to Rule  30a-2(a)  under  the  1940 Act and
       Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3) Not applicable.

   (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES
            INCOME FUND INCORPORATED
            -------------------------------------------------

By (Signature and Title)*       /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                         Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                         (principal executive officer)

Date              JULY 30, 2008
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                         Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                         (principal executive officer)

Date              JULY 30, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ R. ERIC CHADWICK
                         -------------------------------------------------------
                         R. Eric Chadwick, Chief Financial Officer,Treasurer and Vice President (principal financial officer)

Date              JULY 30, 2008
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.